UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 25, 2015

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Offering of Common Stock

On February 25, 2015, American Tower Corporation (the “Company”) entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as the representatives of the several underwriters named in Schedule A thereto (the “Common Stock Underwriters”), pursuant to which the Company agreed to issue and sell to the Common Stock Underwriters 23,500,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), in a registered public offering pursuant to the Company’s automatic shelf registration statement on Form S-3 (No. 333-188812), as filed with the Securities and Exchange Commission (the “SEC”) on May 23, 2013 (the “Registration Statement”). The Common Stock Underwriters were also granted a 30-day option to purchase an additional 2,350,000 shares of Common Stock to cover over-allotments, if any. For a complete description of the terms and conditions of the Common Stock Underwriting Agreement, please refer to the Common Stock Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated herein by reference.

Offering of Depositary Shares

On February 25, 2015, the Company entered into an underwriting agreement (the “Depositary Share Underwriting Agreement”) with Goldman, Sachs & Co., RBC Capital Markets, LLC, Morgan Stanley & Co. LLC, RBS Securities Inc. and TD Securities (USA) LLC, as the representatives of the several underwriters named in Schedule A thereto (the “Depositary Share Underwriters”), pursuant to which the Company agreed to issue and sell to the Depositary Share Underwriters 12,500,000 depositary shares (the “Depositary Shares”), each representing a 1/10th interest in a share of 5.50% Mandatory Convertible Preferred Stock, Series B, liquidation preference $1,000.00 per share, par value $0.01 per share (the “Mandatory Convertible Preferred Stock”), in a registered public offering pursuant to the Registration Statement. The Depositary Share Underwriters were also granted a 30-day option to purchase an additional 1,250,000 Depositary Shares to cover over-allotments, if any. For a complete description of the terms and conditions of the Depositary Share Underwriting Agreement, please refer to the Depositary Share Underwriting Agreement attached hereto as Exhibit 1.2 and incorporated herein by reference.

The Deposit Agreement, dated as of March 3, 2015 (the “Deposit Agreement”), among the Company, Computershare Trust Company, N.A. and Computershare Inc., as depositary (the “Depositary”), and the holders from time to time of the depositary receipts evidencing the Depositary Shares, governs the deposit of the Mandatory Convertible Preferred Stock with the Depositary and the issuance by the Depositary of the depositary receipts evidencing the Depositary Shares. For a complete description of the terms and conditions of the Deposit Agreement, please refer to the Deposit Agreement attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On March 3, 2015, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of its Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing.

Subject to certain exceptions, so long as any share of the Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Company’s Common

Stock or any other class or series of junior stock, and no Common Stock or any other junior stock shall be purchased, redeemed or otherwise acquired for consideration by the Company or any of its subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum of cash and/or number of shares of Common Stock has been set apart for the payment of such dividends upon, all outstanding shares of the Mandatory Convertible Preferred Stock.

In addition, upon the Company’s liquidation, winding-up or dissolution, whether voluntary or involuntary, each holder of Mandatory Convertible Preferred Stock shall be entitled to receive a liquidation preference in the amount of $1,000.00 per share of the Mandatory Convertible Preferred Stock, plus an amount equal to accumulated and unpaid dividends on the shares to (but excluding) the date fixed for liquidation, winding-up or dissolution to be paid out of the assets of the Company legally available for distribution to its stockholders, after satisfaction of liabilities owed to the Company’s creditors and holders of shares of any senior stock and before any payment or distribution is made to holders of junior stock, including, without limitation, Common Stock.

The foregoing description is only a summary of certain provisions and is qualified in its entirety by the terms of the Certificate of Designations, a copy of which is filed herewith as Exhibit 3.1, and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Certificate of Designations became effective upon filing on March 3, 2015. Please refer to the discussions under Item 3.03 above, which is incorporated under this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement relating to the Common Stock, dated February 25, 2015, among American Tower Corporation and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters.

1.2	Underwriting Agreement relating to the Depositary Shares representing a 1/10th interest in each share of 5.50% Mandatory Convertible Preferred Stock, Series B, dated February 25, 2015, among American Tower Corporation and Goldman, Sachs & Co., RBC Capital Markets, LLC, Morgan Stanley & Co. LLC, RBS Securities Inc. and TD Securities (USA) LLC, as representatives of the underwriters.

3.1	Certificate of Designations of 5.50% Mandatory Convertible Preferred Stock, Series B, of American Tower Corporation, dated as of March 3, 2015.

4.1	Deposit Agreement, dated March 3, 2015, among American Tower Corporation, Computershare Trust Company, N.A., Computershare Inc. and the holders from time to time of the depositary receipts evidencing the depositary shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION

(Registrant)

Date: March 3, 2015	By:	/S/ THOMAS A. BARTLETT
Thomas A. Bartlett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement relating to the Common Stock, dated February 25, 2015, among American Tower Corporation and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters.

1.2	Underwriting Agreement relating to the Depositary Shares representing a 1/10th interest in each share of 5.50% Mandatory Convertible Preferred Stock, Series B, dated February 25, 2015, among American Tower Corporation and Goldman, Sachs & Co., RBC Capital Markets, LLC, Morgan Stanley & Co. LLC, RBS Securities Inc. and TD Securities (USA) LLC, as representatives of the underwriters.

3.1	Certificate of Designations of 5.50% Mandatory Convertible Preferred Stock, Series B, of American Tower Corporation, dated as of March 3, 2015.

4.1	Deposit Agreement, dated March 3, 2015, among American Tower Corporation, Computershare Trust Company, N.A., Computershare Inc. and the holders from time to time of the depositary receipts evidencing the depositary shares.